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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 15, 2005 included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-127888) and related Prospectus of Dover Saddlery, Inc.




                                                         /s/ Ernst & Young LLP
Boston, Massachusetts                                    -----------------------
October 25, 2005                                         Ernst & Young LLP